www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN IDN Presentation Imperial Capital Security Investor Conference Nelson Ludlow, PhD Chief Executive Officer December 13, 2012 New York City

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Safe Harbor Statement Certain statements in this presentation constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward - looking statements . There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability . Actual results may differ materially from the information presented here . Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission . We do not assume any obligation to update the forward - looking information . 12/13/2012 2

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN A leading technology company building world - class identity and wireless systems, with an emphasis on ID - scanning technologies. We focus on delivering the industry’s most technologically advanced products, offering customized software solutions and services. 12/13/2012 3 About Us

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » Publicly Traded – NYSE Mkt : IDN » Intellicheck and Mobilisa merged in 2008 » Approximately 50 Employees » Headquartered in Port Townsend, WA, with offices in Washington, DC and Long Island, NY. » Recognized as the Leader in Driver License Reading Technologies » ID/Wireless Two - Tier Focused Company 12/13/2012 4 Company Overview

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » Reading, Validating & Authenticating Driver Licenses (DL) Software to provide the DL data to your application Bad guy checks, catch fake IDs, custom software for IDs » 10 US, 2 Canadian, 1 UK Patent and 12 Patents Pending » Enterprise Software Licensing Agreements to Numerous Fortune 500 Companies » World’s Largest ID Card Library 12/13/2012 5 ID Technology

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » ID Markets » Retail » Financial » Hospitality » Pharmacy » Access Control » Age Verification 12/13/2012 6 » Wireless Markets » Port Security » Wireless Planning Tools » Ship - to - Ship Communications » Oil Spill Monitoring » Wireless Over Water™ Markets

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN 12/13/2012 7 49% 30% 21% Commercial Identity Government Identity Wireless Customers

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » Our Focus » Credit Card Issuance » Fast Check - In » Loss Prevention » Banking Operations » Hospitality 12/13/2012 8 Commercial Identity Systems

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Our Focus » Access Control » Visitor & Vendor Validation » Federal Facilities » 100+ Locations » Military Bases » Seaport / TWIC » Law Enforcement 12/13/2012 9 Government Identity Systems

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Our Focus » Scan Sea Traffic for Dirty Bombs » Active Sensors, Day/Night Cameras » Intelligent Power Systems » Wireless Over Water™ System C urrently in Use at Puget Sound and Washington DC Region Potential Foreign Military Sales 12/13/2012 10 Wireless Systems

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » Financial » Chase » GE » Barclays » FIS » Hotels/Travel » Accor » MGM Grand » Enterprise Car Rental 12/13/2012 11 » Retail » L.L. Bean » Target » Walmart » J C Penney » Telecom » ATT » Verizon » Government » US Army » US Navy » US Air Force » Marine Corps » NASA » Veterans Administration » DHS Sample Clients

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN » Developed New Cloud Computing Model » Established New Pay - Per - Swipe Transactional Model » Beta Testing New Law Enforcement Systems » Alpha Testing New Cell Phone App for DL Reading » Wireless Buoy Port Protection System Just Became a Commercialized Product » Partnering with Hardware Companies to Include Our ID Card Reader in Their Product Lines 12/13/2012 12 Growth Initiatives

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Ticker Symbol: IDN Price (Dec 7, 2012): 0.62 52 - Week High: 1.99 52 - Week Low: 0.57 Outstanding Shares: 27.7M Market Capitalization: 17.1M Management Holding: 43.5% Average Daily Volume (3 months): 31,729 12/13/2012 13 Market Overview

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Leading the Way in Identity and Wireless Systems Intellicheck Mobilisa NYSE MKT: IDN

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN Michael D. Malone Nelson Ludlow, PhD Vice Admiral, USN, Retired President and CEO Chairman Emil R. "Buck" Bedard Woody McGee Lieutenant General, USMC, Retired Director Director Bonnie Ludlow Guy Smith Director and Senior Vice President Director 12/13/2012 15 Board of Directors

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN 12/13/2012 16 Nelson Ludlow, PhD Chief Executive Officer Bill White Chief Financial Officer Russell Embry Chief Technology Officer Bonnie Ludlow Senior Vice President Management Team

www.icmobil.com 1.888.9IC.MOBIL NYSE MKT: IDN 12/13/2012 17 IDN ID Systems Complete End - to - End Systems Customized Software Solutions Wireless Systems Product Offerings